UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

EDAP TMS SA

(Exact name of Registrant as specified in its charter)

France	000-29374	98-1644844
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Parc d’Activites la Poudrette-Lamartine

4/6, rue du Dauphiné

Vaulx-en-Velin, France 69120

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (+33) 47-215-3150

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
American Depositary Shares, each representing one Ordinary Share (Ordinary Shares, nominal value €0.13 per share)	FOCL	NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2026 Annual General Meeting of Shareholders (the “2026 Annual General Meeting”) of EDAP TMS S.A. (the “Company”) held on June 26, 2026, the Company’s shareholders approved amendments to the bylaws (statuts) of the Company, effective June 26, 2026. The amendments (i) amend Articles 7 and 8 of the bylaws (relating to the share capital), (ii) amend Article 14 of the bylaws (relating to the Board of Directors), (iii) amend Article 22 of the bylaws (relating to the Shareholders’ Meeting), and (iv) effect certain nonmaterial amendments to Articles 9, 20, 21, 26, 30 and 31 of the bylaws, in each case as approved under Resolutions 29 through 32 described in Item 5.07 below.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the full text of the amended bylaws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2026, the Company held the 2026 Annual General Meeting at its registered office located at Parc d’Activites la Poudrette-Lamartine, 4/6, rue de Dauphiné, 69120 Vaulx-en-Velin, France. A total of 37,484,065 Ordinary Shares (including Ordinary Shares represented by American Depositary Shares) were represented and voted at the 2026 Annual General Meeting. The number of votes cast for and against, and the number of abstentions, with respect to each matter voted upon at the 2026 Annual General Meeting are set forth below.

Ordinary Shares underlying American Depositary Shares for which the depositary (the “Depositary”) did not receive timely voting instructions were voted by the Depositary, or by the Depositary’s discretionary proxy, in accordance with the recommendations of the Board of Directors, as described in the proxy statement for the 2026 Annual General Meeting; accordingly, there were no broker non-votes with respect to any matter.

1. The resolution renewing the term of office of Ryan Rhodes as director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,821,142	476,781	186,142

2. The resolution renewing the term of office of Dr. Lance Willsey as director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,680,178	617,745	186,142

3. The resolution renewing the term of office of Fran Schulz as director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,835,613	467,444	181,008

4. The resolution renewing the term of office of Josh Levine as director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
37,168,687	134,581	180,797

5. The resolution ratifying the temporary appointment of David Horn as director decided by the Board of Directors on February 11, 2026 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
37,179,197	109,071	195,797

6. The resolution renewing the term of office of David Horn as firector was approved, based upon the following votes:

Voted For	Voted Against	Abstained
37,170,082	109,116	204,867

7. The resolution approving the related-person agreements referred to in Article L. 225-38 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,366,419	803,798	313,848

8. The resolution approving the statutory financial statements for the fiscal year ended December 31, 2025 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
37,057,443	375,170	51,452

9. The resolution approving the consolidated financial statements (US GAAP and IFRS) for the fiscal year ended December 31, 2025 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
37,063,766	385,370	34,929

10. The resolution approving the allocation of the results for the fiscal year ended December 31, 2025 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
37,033,713	375,193	75,159

11. The resolution renewing the term of office of AGILI3F as statutory auditor was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,892,459	392,508	199,098

12. The resolution approving, on a non-binding advisory basis, the compensation of the named executive officers of the Company was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,248,209	1,070,150	165,706

13. The resolution recommending, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the named executive officers of the Company be held every year was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,249,837	1,071,631	162,597

14. The resolution recommending, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the named executive officers of the Company be held every two years was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
8,200,822	29,093,425	189,818

15. The resolution recommending, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the named executive officers of the Company be held every three years was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
8,323,552	28,970,695	189,818

16. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,652,807	1,795,765	35,493

17. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,109,152	2,328,650	46,263

18. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,106,547	2,326,511	51,007

19. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,091,840	2,345,437	46,788

20. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,302,845	2,076,762	104,458

21. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,233,170	2,146,437	104,458

22. The resolution delegating authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the foregoing delegations was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,386,773	1,995,094	102,198

23. The resolution delegating authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,397,257	986,288	100,520

24. The resolution delegating authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to Resolution 23 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,751,819	1,652,962	79,284

25. The resolution determining the overall maximum amount applicable to the financial delegations granted to the Board of Directors to increase the share capital pursuant to Resolution 16 through Resolution 24 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,501,019	1,902,622	80,424

26. The resolution delegating authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of the European Investment Bank (the “EIB”) or any entity succeeding the EIB in connection with any financing contract was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,690,312	1,721,195	72,558

27. The resolution authorizing the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code, with automatic waiver of the shareholders’ preferential subscription rights for the new shares that may be issued was approved, based upon the following votes:

Voted For	Voted Against	Abstained
35,699,794	1,653,657	130,614

28. The resolution delegating authority to the Board of Directors to increase the Company’s share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d’épargne d’entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
8,440,182	28,912,550	131,333

29. The resolution approving amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,457,465	828,770	197,830

30. The resolution approving amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,487,556	799,770	196,739

31. The resolution approving amendments to Article 22 of the bylaws of the Company (article related to the Shareholders’ Meeting) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,522,806	740,484	220,775

32. The resolution approving nonmaterial amendments to the bylaws of the Company was approved, based upon the following votes:

Voted For	Voted Against	Abstained
36,810,767	552,014	121,284

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Update to the bylaws (statuts) of EDAP TMS S.A. (English translation)
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAP TMS S.A.

Date: June 26, 2026	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary